UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report: May 22, 2025

MIDDLESEX WATER COMPANY

(Exact Name of Registrant as Specified in Charter)

New Jersey	0-422	22-1114430
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

485C Route 1 South, Suite 400, Iselin, New Jersey 08830

(Address of Principal Executive Offices, and Zip Code)

732-634-1500

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	MSEX	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

Middlesex Water Company (the “Company”) held its Annual Meeting of Shareholders on Tuesday, May 20, 2025, via virtual audio webcast. Management’s presentation at the Annual Meeting of Shareholders is available on the Company’s website www.middlesexwater.com in the Investors section under Financials/Annual Meeting and also at www.virtualshareholdermeeting.com/MSEX2025. The presentation is also filed herewith as Exhibit 99.1 and is hereby incorporated by reference.

The Company’s shareholders voted on the following proposals set forth in the Company’s Definitive Proxy Statement on Schedule 14A, (2025 Proxy Statement) which was filed with the Securities and Exchange Commission on April 10, 2025, and mailed to shareholders:

1)	A proposal to elect two nominees to the Board – Directors Steven M. Klein and Amy B. Mansue (Class II Directors), to a three-year term and one director, Walter G. Reinhard (Class III Director), to a one-year term. The directors were elected and received the following votes:

Director (Class II)	For	Withheld	Broker Non-Votes
Steven M. Klein	11,875,955	1,310,883	2,596,411
Amy B. Mansue	12,360,879	825,959	2,596,411
Director (Class III)
Walter G. Reinhard	10,360,922	2,825,916	2,596,411

2)	A proposal to approve a non-binding advisory resolution approving the compensation of the Company’s named executive officers as disclosed in the 2025 Proxy Statement. The proposal was approved and received the following votes:

For	Against	Abstain	Broker Non-Votes
11,303,565	1,780,684	102,589	2,596,411

3)	A proposal to ratify the appointment by the Audit Committee of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The proposal was approved and received the following votes:

For	Against	Abstain	Broker Non-Votes
15,600,751	106,216	76,282	0

Item 9.01 Financial Statements and Exhibits.

Exhibit
No.	Description of Document
99.1	Management presentation at the Annual Meeting of Shareholders held May 20, 2025
104	The cover page interactive data file, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDDLESEX WATER COMPANY

By:	/s/ Mohammed G. Zerhouni
Senior Vice President, Chief Financial Officer, and Treasurer

Date: May 22, 2025